UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2019

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 486-7775

(Former Name or Former Address, if Changed Since Last Report)

___________

Securities registered pursuant to Section 12(b) of the Act:

Title of class of registered securities Common Stock, par value $0.01 per share	Ticker Symbol ALJJ	Name of exchange on which registered NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01.  Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

As previously disclosed in ALJ Regional Holdings, Inc.’s (the “Company”) proxy statement filed with the Securities and Exchange Commission (the “SEC”) on July 23, 2019, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) determined, pending execution of an engagement letter in form and substance satisfactory to the Company (the “Engagement Letter”), to appoint Deloitte & Touche LLP (“Deloitte”), and dismiss Mayer Hoffman McCann P.C. (“MHM”), as the independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending September 30, 2019. On August 21, 2019, the Company executed the Engagement Letter, and Deloitte was formally appointed by the Audit Committee, and MHM was formally dismissed, as the Company’s independent registered public accounting firm.

The reports of MHM on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal years ended September 30, 2018 and 2017 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2018 and 2017, and the subsequent interim period through August 21, 2019, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between the Company and MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to MHM’s satisfaction, would have caused MHM to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided MHM with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that MHM furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of such letter, dated August 22, 2019, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

On August 21, 2019, the Company and the Audit Committee appointed and engaged Deloitte as the Company’s independent registered public accounting firm for services to commence beginning with the Company’s fourth fiscal quarter ending September 30, 2019.

During the Company’s two most recent fiscal years ended September 30, 2018 and 2017 and during the subsequent interim period through August 21, 2019, neither the Company nor anyone on its behalf has consulted with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” or a “reportable event,” as such terms are defined in Regulation S-K Item 304(a)(1)(iv) and (v), respectively.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

16.1	Letter from Mayer Hoffman McCann P.C. to the SEC, dated August 22, 2019, regarding the statements made in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ Regional Holdings, Inc.

August 22, 2019	By:	/s/ Brian Hartman
Brian Hartman
Chief Financial Officer (Principal Financial Officer)

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